UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2025

AIMFINITY INVESTMENT CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41361	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

221 W 9th St, PMB 235
Wilmington, Delaware 19801

(Address of principal executive offices)

(425) 365-2933

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, one Class 1 redeemable warrant and one-half of one Class 2 redeemable warrant	AIMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	AIMA	The Nasdaq Stock Market LLC
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Press Release

On December 11, 2024, Aimfinity Investment Corp. I (the “Company”) filed a definitive proxy statement (as the same may be amended or supplemented, the “Proxy Statement”) for the solicitation of proxies in connection with an extraordinary general meeting in lieu of an annual general meeting of the Company’s shareholders (the “Extraordinary Meeting”) to be held at 10:30 a.m. Eastern Time, December 30, 2024 in connection with, among the others, the extension of the date by which the Company has to consummate a business combination.

On December 30, 2024, in order to allow additional time for the Company to engage with its shareholders regarding the proposals as provided in the Proxy Statement, during the meeting, Mr. I-Fa Chang, by the authority delegated by the board of directors of the Company as chair of the Extraordinary Meeting, presented the adjournment proposal as described in the Proxy Statement for a vote at the Extraordinary Meeting. 2,591,597 ordinary shares, or 80.3% of the 3,227,825 issued and outstanding ordinary shares entitled to vote at the Extraordinary Meeting, voted for the adjournment proposal, which approved the adjournment of the Extraordinary Meeting (the “Adjournment”) to January 9, 2024, 10:30 a.m. Eastern Time (the “Rescheduled Meeting Time”). On December 31, 2024, the Company issued a press release and filed a Current Report on Form 8-K announcing the Adjournment of the Extraordinary Meeting.

On January 6, 2025, the Company issued a press release announcing the revisions to certain terms and conditions in connection with a certain proposal (the “Charter Amendment Proposal”) to amend the third amended and restated memorandum and articles of association (the “Charter”) of the Company to provide, among other things, that:

● If the shareholders approve the Charter Amendment Proposal, the Company will have until January 28, 2025 to complete a business combination and may elect to extend up to nine times, each by a one-month extension, for a total up to nine months to October 28, 2025 (such extension, the “New Monthly Extension”). For each New Monthly Extension, the required contribution to the trust account of the Company (the “Trust Account”) is revised to the amount of $0.05 for each remaining public share (the “New Extension Fee”) (as compared to the original proposed amount of lesser of (i) $15,000 for all remaining public shares, and (ii) $0.033 for each remaining public share).

● As disclosed in the Company’s registration statement on Form S-1 (File No. 333-263874) in connection with its initial public offering (the “IPO”), when redeeming public shares, the proceeds then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes as well as expenses relating to the administration of the Trust Account (less up to $100,000 of interest released to the Company to pay dissolution expenses) will be used to fund the redemption. The Company agrees not to use such trust proceeds including interests earned to pay dissolution expenses.

● As disclosed in the Company’s Current on Form 8-K filed with the SEC on October 16, 2023, in connection with the Company’s business combination (the “Docter Business Combination”) with Docter Inc., a Delaware corporation the sponsor (the “Sponsor”) of the Company’s IPO, Aimfinity Investment LLC, has agreed to waive any adjustment to the conversion ratio provided in the Company’s Charter for the holders of the Class B ordinary shares to convert into Class A ordinary shares at the closing of the Docter Business Combination. As a result, the Sponsor may only convert each Class B ordinary share it holds on a one-for-one basis into such number of Class A ordinary shares of the Company at the closing of the Docter Business Combination.

As a result of the Adjournment, the deadline for the Company’s public shareholders to deliver their redemption requests or reversals is extended to Wednesday, 5:00 p.m. Eastern Time, on January 8, 2025. The Record Date for determining the Company shareholders entitled to receive notice of and to vote at the Meeting remains the close of business on November 27, 2024. Shareholders as of the Record Date who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders who have not yet done so are encouraged to vote as soon as possible.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Accordingly, the Company has determined to amend and supplement the Proxy Statement as described in this Current Report on Form 8-K (the “Proxy Supplement”).

There is no change to the location, the record date, or any of the other proposals to be acted upon at the Extraordinary Meeting.

AMENDMENT AND SUPPLEMENT TO THE PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with the disclosures contained in the Company’s definitive proxy statement (as the same may be amended or supplemented, the “Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on December 11, 2024, in connection with the extraordinary general meeting of shareholders in lieu of an annual general meeting adjourned from December 30, 2024 to January 9, 2025 (the “Extraordinary Meeting”). To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement, which shall be read in its entirety. All other information in the Proxy Statement remains unchanged.

The purpose of the supplemental disclosures is to provide information about the adjournment of the Extraordinary Meeting. Terms used herein, unless otherwise defined, have the meanings set forth in the Proxy Statement.

Amendment to the New Extension Fee

On December 30, 2024, in order to allow additional time for the Company to engage with its shareholders regarding the proposals as provided in the Proxy Statement, Mr. I-Fa Chang, by the authority delegated by the board of directors of the Company as chair of the Extraordinary Meeting, presented the adjournment proposal as described in the Proxy Statement for a vote at the Extraordinary Meeting. Upon the approval of the adjournment proposal, the Company has decided to adjourn Extraordinary Meeting (the “Adjournment”) to January 9, 2024, 10:30 a.m. Eastern Time (the “Rescheduled Meeting Time”). On December 31, 2024, the Company issued a press release announcing the Adjournment of the Extraordinary Meeting to the Rescheduled Meeting Time.

On January 6, 2025, the Company issued a press release announcing the revisions to certain terms and conditions in connection with a certain proposal (the “Charter Amendment Proposal”) to amend the third amended and restated memorandum and articles of association (the “Charter”) of the Company to provide, among other things, that:

● If the shareholders approve the Charter Amendment Proposal, the Company will have until January 28, 2025 to complete a business combination and may elect to extend up to nine times, each by a one-month extension, for a total up to nine months to October 28, 2025 (such extension, the “New Monthly Extension”). For each New Monthly Extension, the required contribution to the trust account of the Company (the “Trust Account”) is revised to the amount of $0.05 for each remaining public share (the “New Extension Fee”) (as compared to the original proposed amount of lesser of (i) $15,000 for all remaining public shares, and (ii) $0.033 for each remaining public share).

● As disclosed in the Company’s registration statement on Form S-1 (File No. 333-263874) in connection with its initial public offering (the “IPO”), when redeeming public shares, the proceeds then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes as well as expenses relating to the administration of the Trust Account (less up to $100,000 of interest released to the Company to pay dissolution expenses) will be used to fund the redemption. The Company agrees not to use such trust proceeds including interests earned to pay dissolution expenses.

● As disclosed in the Company’s Current on Form 8-K filed with the SEC on October 16, 2023, in connection with the Company’s business combination (the “Docter Business Combination”) with Docter Inc., a Delaware corporation the sponsor (the “Sponsor”) of the Company’s IPO, Aimfinity Investment LLC, has agreed to waive any adjustment to the conversion ratio provided in the Company’s Charter for the holders of the Class B ordinary shares to convert into Class A ordinary shares at the closing of the Docter Business Combination. As a result, the Sponsor may only convert each Class B ordinary share it holds on a one-for-one basis into such number of Class A ordinary shares of the Company at the closing of the Docter Business Combination.

There is no change to the location, the purpose or any of the proposals to be acted upon at the Extraordinary Meeting. The physical location of the Extraordinary Meeting remains at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference, for which you must register in advance at: https://forms.office.com/r/PvfdJyQ6xm.

The Record Date for determining the Company shareholders entitled to receive notice of and to vote at the Meeting remains the close of business on November 27, 2024. Shareholders as of the Record Date who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders who have not yet done so are encouraged to vote as soon as possible. As a result of the Adjournment, the deadline for the Company’s public shareholders to deliver their redemption requests or reversals is extended to Wednesday, 5:00 p.m. Eastern Time, on January 8, 2025.

If you have questions regarding the certification of your position or delivery of your shares, please contact:

Vstock Transfer LLC

18 Lafayette Place
Woodmere, NY 11598
Attn: Chief Executive Officer

The Company’s shareholders who have questions regarding the adjournment of the Extraordinary Meeting or the impact on the votes casted, or would like to request documents may contact the Company’s proxy solicitor, Advantage Proxy, Inc., at (877) 870-8565, or banks and brokers can call (206) 870-8565, or by email at ksmith@advantageproxy.com.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Adjournment, the date of the Extraordinary Meeting and the extension of the deadline to deliver a redemption request. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On December 11, 2024, the Company filed the Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or contact proxy solicitor:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aimfinity Investment Corp. I

Date: January 6, 2025	By:	/s/ I-Fa Chang
	Name:	I-Fa Chang
	Title:	Chief Executive Officer

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